Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924
DMC GLOBAL REPORTS FOURTH QUARTER FINANCIAL RESULTS
•Total debt reduced 28% to $52 million versus year-end 2024, while net debt* reduced 67% to $18.7 million, the lowest level since the 2021 Arcadia Products acquisition
•Fourth quarter sales were $143.5 million
•Net loss attributable to DMC was $11.2 million, inclusive of approximately $7 million in discrete accounts receivable and inventory write-offs at DynaEnergetics, the Company's oilfield products business
•Adjusted EBITDA attributable to DMC* was negative $(1.6) million, inclusive of the above-described discrete charges at DynaEnergetics
BROOMFIELD, Colo. - February 23, 2026 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its fourth quarter ended December 31, 2025.
During the fourth quarter, DMC made significant progress strengthening its balance sheet, management’s primary objective for 2025. Net debt* was reduced by $11.4 million sequentially to $18.7 million, which was down 67% versus the end of 2024. The Company generated fourth quarter operating cash flow of $15.2 million, while free-cash flow* was $11.7 million. For the full year, operating cash flow was $53.5 million, up 15% from 2024, and free cash flow was $42.8 million, up 41% from 2024.
Fourth quarter consolidated sales were $143.5 million, a 6% decline from the 2024 fourth quarter and a 5% sequential decline. Adjusted EBITDA attributable to DMC, inclusive of approximately $7 million in discrete charges at DynaEnergetics, was negative ($1.6) million versus $10.4 million in the 2024 fourth quarter and $8.6 million in the 2025 third quarter. Certain of DynaEnergetics’ customers in North America’s unconventional oil and gas market have been negatively impacted by challenging conditions that include declining activity, highly competitive pricing and tariff driven input pressure, which collectively led to the accounts receivable charges.
Arcadia Products, DMC’s architectural building products business, reported fourth quarter sales of $57 million, down 5% year over year and 8% sequentially. The results reflect year-end seasonality, persistently high interest rates, and 12 consecutive months of declines in the Architectural Billings Index (ABI) across Arcadia Products’ core western U.S. market. During the quarter and into early 2026, deferrals of expected projects continued as high interest rates and elevated raw material and labor costs had a pronounced impact on activity. These conditions have led to a more competitive bidding environment that has pressured pricing. Average aluminum market prices increased 55% versus the 2024 fourth quarter and 12% sequentially, further pressuring results. Fourth quarter adjusted EBITDA attributable to DMC was $2.4 million, up from $2.2 million in the 2024 fourth quarter but down from $5.1 million in the prior quarter.
DynaEnergetics reported fourth quarter sales of $68.9 million, up 8% year over year and flat sequentially. Adjusted EBITDA, inclusive of approximately $7 million in discrete accounts receivable and inventory write offs, was negative ($2.7) million. Challenging conditions in DynaEnergetics’ core U.S. unconventional market persisted during the quarter, further pressuring certain of DynaEnergetics’ smaller customers. WTI crude prices fell nearly 10% sequentially, while the average number of frac crews declined by nearly 4% sequentially. In addition, severe price competition negatively impacted fourth quarter profitability. DynaEnergetics also has been significantly impacted by tariffs since they were imposed in February 2025, paying more than $3 million in tariffs and related duties during the fourth quarter and more than $10 million in calendar year 2025.

At NobelClad, DMC’s composite metals business, fourth quarter sales were $17.7 million, down 38% versus last year’s fourth quarter and down 15% sequentially. The declines reflect reduced bookings during the first half of 2025, with U.S. and reciprocal tariff actions contributing to significant uncertainty in NobelClad’s U.S. and international markets. Adjusted EBITDA was $2.1 million, down 64% versus the 2024 fourth quarter and up 1% from the previous quarter. The year-over-year decline principally reflects significantly lower sales volumes and a corresponding reduction in the absorption of fixed manufacturing overhead costs. NobelClad ended the fourth quarter with an order backlog of $62.6 million, up 28% from the end of the 2024 fourth quarter and up 10% sequentially. The year-over-year increase reflects the award of a record $25 million order during the second half of 2025 for an international petrochemical project.
“The fourth quarter saw a continuation of the severe macroeconomic challenges the oilfield and building products sectors faced throughout 2025,” said James O’Leary, president and CEO. “However, our exceptional DMC associates focused on what was within their control as we made significant progress strengthening DMC’s financial position. As a result, our net debt reached its lowest level since the Arcadia Products acquisition in 2021, despite challenging conditions across all our end markets.
“While near-term macroeconomic conditions remain highly challenged, certain of our businesses are exploring prospective avenues for growth that are complementary to their existing capabilities,” O’Leary added. “DynaEnergetics has begun exploring both the enhanced geothermal market and has expanded its efforts in certain emerging global shale markets. NobelClad is preparing for additional opportunities associated with the recently announced acceleration of the United States’ Naval readiness program. Meanwhile, all our businesses are evaluating additional tariff mitigation strategies and targeted cost reduction programs if business does not improve as 2026 progresses.”
Guidance
First quarter sales are expected to be in a range of $132 million to $138 million, with adjusted EBITDA attributable to DMC anticipated in a range of $2 million to $4 million. First quarter results will reflect the impact of severe weather across much of the United States that affected each of DMC’s businesses. In addition, many of the factors that negatively impacted the Company's fourth quarter and most of 2025 are expected to persist through at least the beginning of 2026. Management expects Arcadia Products will continue to be impacted by the broader factors weighing upon the construction sector, including persistently high interest rates, volatile and generally higher tariff-impacted input prices, and acute price competition. Project deferrals and generally lower activity in Arcadia Products’ core West Coast markets are expected to continue through at least the beginning of the year. DynaEnergetics' core North American unconventional market remains challenged by margin pressure from both a reduction in operating frac crews, which has led to a particularly difficult pricing environment, and higher input prices that have been inflated principally by tariffs. Lastly, while NobelClad expects improved performance for the full fiscal year, demand erosion following the imposition of tariffs in early 2025 – and the resulting impact on major orders – will result in a slow start to the year. This guidance does not contemplate recent changes in tariff policies or increases in oil prices. The above is heavily impacted by macroeconomic conditions, particularly in DMC’s core energy and construction markets, and is subject to change either upward or downward as these highly volatile inputs evolve in 2026.

Summary Fourth Quarter Results

	Three months ended			Change
(Amounts in 000’s, except Per Share Data)	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sequential	Year-on-year
Net sales	$143,531	$151,532	$152,374	(5)%	(6)%
Gross profit percentage	17.1%	21.7%	20.8%
SG&A	$29,645	$25,950	$25,126	14%	18%
Net loss	$(11,859)	$(2,070)	$(1,156)	473%	926%
Net (loss) income attributable to DMC	$(11,164)	$(3,081)	$296	262%	3,872%
Diluted net loss per share attributable to DMC	$(0.59)	$(0.10)	$(0.17)	490%	247%
Adjusted net (loss) income attributable to DMC	$(9,948)	$(1,629)	$1,754	511%	667%
Adjusted diluted net (loss) income per share	$(0.50)	$(0.08)	$0.09	525%	656%
Adjusted EBITDA attributable to DMC	$(1,551)	$8,564	$10,382	(118)%	(115)%
Adjusted EBITDA before NCI allocation	$61	$11,972	$11,876	(99)%	(99)%
Adjusted EBITDA before NCI allocation margin	—%	7.9%	7.8%
Arcadia Products

	Three months ended			Change
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sequential	Year-on-year
Net sales	$56,987	$61,661	$60,272	(8)%	(5)%
Gross profit percentage	21.7%	28.7%	22.4%
Adjusted EBITDA attributable to DMC	$2,419	$5,111	$2,243	(53)%	8%
Adjusted EBITDA before NCI allocation	$4,031	$8,519	$3,737	(53)%	8%
Adjusted EBITDA before NCI allocation margin	7.1%	13.8%	6.2%
DynaEnergetics

	Three months ended			Change
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sequential	Year-on-year
Net sales	$68,855	$68,946	$63,675	—%	8%
Gross profit percentage	10.7%	14.5%	15.1%
Adjusted EBITDA	$(2,740)	$4,867	$5,098	(156)%	(154)%
Adjusted EBITDA margin	(4.0)%	7.1%	8.0%
NobelClad

	Three months ended			Change
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sequential	Year-on-year
Net sales	$17,689	$20,925	$28,427	(15)%	(38)%
Gross profit percentage	27.4%	24.9%	30.5%
Adjusted EBITDA	$2,102	$2,075	$5,848	1%	(64)%
Adjusted EBITDA margin	11.9%	9.9%	20.6%
•Rolling 12-month bookings were $104.3 million, and the 12-month book-to-bill ratio was 1.12.

Summary 2025 Results

	Twelve months ended		Change
	Dec 31, 2025	Dec 31, 2024	Year-on-year
Net sales	$609,840	$642,851	(5)%
Gross profit percentage	22.2%	23.4%
SG&A	$110,042	$108,656	1%
Net loss	$(11,745)	$(151,960)	(92)%
Net loss attributable to DMC	$(13,452)	$(94,452)	(86)%
Diluted net loss per share attributable to DMC	$(0.90)	$(8.20)	(89)%
Adjusted net (loss) income attributable to DMC	$(6,934)	$1,981	450%
Adjusted diluted net (loss) income per share	$(0.35)	$0.10	450%
Adjusted EBITDA attributable to DMC	$34,942	$52,156	(33)%
Adjusted EBITDA before NCI allocation	$46,383	$62,334	(26)%
Adjusted EBITDA before NCI allocation margin	7.6%	9.7%
Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).
Investors are invited to listen to the webcast live via the Internet at:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=GfofKixw
Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.
*Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), DMC also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:
•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.

•Net debt: defined as total debt less consolidated cash, cash equivalents and marketable securities per the Condensed Consolidated Balance Sheets.
•Free-cash flow: defined as cash flows from operating activities less net acquisitions of property, plant and equipment.
Management believes providing these additional financial measures is useful to investors in understanding DMC’s operating performance, excluding the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.
Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.
DMC is unable to reconcile its expected first quarter 2026 adjusted EBITDA attributable to DMC to the most directly comparable projected GAAP financial measure because certain information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of DMC’s control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, DMC is unable to provide a reconciliation for expected adjusted EBITDA attributable to DMC without unreasonable efforts.
About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia Products, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com/.
###
Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including first quarter 2026 guidance on sales and adjusted EBITDA, the expectation that NobelClad's performance will improve for the full fiscal year, and the prospective growth avenues certain of our businesses are exploring, such as DynaEnergetics’ pursuit of opportunities in the enhanced geothermal and emerging global shale markets, and NobelClad’s pursuit of opportunities associated with the recently announced acceleration of the United States’ Naval readiness program. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: changes in global economic conditions, including tariffs or reciprocal tariffs; our ability to obtain new contracts at attractive prices; the size and timing of customer orders and shipments; product pricing and margins; our ability to realize sales from our backlog and our ability to adjust our manufacturing and supply chain; fluctuations in customer demand; our ability to manage periods of growth and contraction effectively; general economic conditions, both domestic and foreign, impacting our business and the business of the end-market users we serve; competitive factors; the timely completion of contracts; the timing and size of expenditures; the timely receipt of government approvals and permits; the price and availability of metal and other raw materials; the adequacy of local labor supplies at our facilities; current or future limits on manufacturing capacity at our various operations; the impact of catastrophic weather events on our business and that of our customers; our ability to successfully integrate acquired businesses; the ability to remain an innovative leader in our fields of business; the costs and impacts of pending or future litigation or regulatory matters; changes to legislation, regulation or public sentiment related to our business and the industries in which our customers operate; the impacts of trade and economic sanctions or other restrictions imposed by the European Union, the United States or other countries; costs and risks associated with compliance with laws and regulations, including the United States Foreign Corrupt Practices Act and similar legislation; the availability and cost of funds; fluctuations in foreign currencies; actions of activist stockholders or others; the impact of our stockholder protection rights agreement, which includes terms and conditions that could discourage a takeover or other transaction that stockholders may consider favorable, as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2025. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sequential	Year-on-year
NET SALES	$143,531	$151,532	$152,374	(5)%	(6)%
COST OF PRODUCTS SOLD	119,037	118,703	120,675	—%	(1)%
Gross profit	24,494	32,829	31,699	(25)%	(23)%
Gross profit percentage	17.1%	21.7%	20.8%
COSTS AND EXPENSES:
General and administrative expenses	13,391	15,282	15,449	(12)%	(13)%
Selling and distribution expenses	16,254	10,668	9,677	52%	68%
Amortization of purchased intangible assets	4,763	4,764	5,278	—%	(10)%
Strategic review and related expenses	314	303	1,813	4%	(83)%
Restructuring expenses and asset impairments	902	1,202	178	(25)%	407%
Total costs and expenses	35,624	32,219	32,395	11%	10%
OPERATING (LOSS) INCOME	(11,130)	610	(696)	1,925%	1,499%
OTHER (EXPENSE) INCOME:
Other (expense) income, net	(178)	(334)	145	(47)%	223%
Interest expense, net	(1,351)	(1,632)	(1,918)	(17)%	(30)%
LOSS BEFORE INCOME TAXES	(12,659)	(1,356)	(2,469)	834%	413%
INCOME TAX (BENEFIT) PROVISION	(800)	714	(1,313)	212%	(39)%
NET LOSS	(11,859)	(2,070)	(1,156)	473%	926%
Less: Net (loss) income attributable to redeemable noncontrolling interest	(695)	1,011	(1,452)	169%	(52)%
NET (LOSS) INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$(11,164)	$(3,081)	$296	262%	3,872%
NET LOSS PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(0.59)	$(0.10)	$(0.17)	490%	247%
Diluted	$(0.59)	$(0.10)	$(0.17)	490%	247%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,998,353	19,930,699	19,730,643	—%	1%
Diluted	19,998,353	19,930,699	19,730,643	—%	1%
Reconciliation to net loss attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024
Net (loss) income attributable to DMC Global Inc. stockholders	$(11,164)	$(3,081)	$296
Adjustment of redeemable noncontrolling interest	(638)	1,018	(1,059)
Deemed dividend	—	—	(2,500)
Net loss attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(11,802)	$(2,063)	$(3,263)

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Twelve months ended		Change
	Dec 31, 2025	Dec 31, 2024	Year-on-year
NET SALES	$609,840	$642,851	(5)%
COST OF PRODUCTS SOLD	474,587	492,282	(4)%
Gross profit	135,253	150,569	(10)%
Gross profit percentage	22.2%	23.4%
COSTS AND EXPENSES:
General and administrative expenses	61,252	61,401	—%
Selling and distribution expenses	48,790	47,255	3%
Amortization of purchased intangible assets	19,053	21,155	(10)%
Goodwill impairment	—	141,725	(100)%
Strategic review and related expenses	2,690	7,765	(65)%
Restructuring expenses and asset impairments	3,578	2,526	42%
Total costs and expenses	135,363	281,827	(52)%
OPERATING LOSS	(110)	(131,258)	(100)%
OTHER EXPENSE:
Other expense, net	(1,076)	(1,068)	1%
Interest expense, net	(6,493)	(8,664)	(25)%
LOSS BEFORE INCOME TAXES	(7,679)	(140,990)	(95)%
INCOME TAX PROVISION	4,066	10,970	(63)%
NET LOSS	(11,745)	(151,960)	(92)%
Less: Net income (loss) attributable to redeemable noncontrolling interest	1,707	(57,508)	103%
NET LOSS ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$(13,452)	$(94,452)	(86)%
NET LOSS PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(0.90)	$(8.20)	(89)%
Diluted	$(0.90)	$(8.20)	(89)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,912,020	19,667,673	1%
Diluted	19,912,020	19,667,673	1%
Reconciliation to net loss attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Twelve months ended
	Dec 31, 2025	Dec 31, 2024
Net loss attributable to DMC Global Inc. stockholders	$(13,452)	$(94,452)
Adjustment of redeemable noncontrolling interest	(4,439)	(64,260)
Deemed dividend	—	(2,500)
Net loss attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(17,891)	$(161,212)

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia Products

	Three months ended			Change
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sequential	Year-on-year
Net sales	$56,987	$61,661	$60,272	(8)%	(5)%
Gross profit	12,340	17,717	13,493	(30)%	(9)%
Gross profit percentage	21.7%	28.7%	22.4%
COSTS AND EXPENSES:
General and administrative expenses	5,224	5,998	8,237	(13)%	(37)%
Selling and distribution expenses	4,244	4,238	3,505	—%	21%
Amortization of purchased intangible assets	4,763	4,764	5,278	—%	(10)%
Restructuring expenses and asset impairments	—	132	118	(100)%	(100)%
Operating (loss) income	(1,891)	2,585	(3,645)	173%	(48)%
Adjusted EBITDA	4,031	8,519	3,737	(53)%	8%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(1,612)	(3,408)	(1,494)	(53)%	8%
Adjusted EBITDA attributable to DMC Global Inc.	$2,419	$5,111	$2,243	(53)%	8%

	Twelve months ended		Change
	Dec 31, 2025	Dec 31, 2024	Year-on-year
Net sales	$246,208	$249,763	(1)%
Gross profit	66,668	67,025	(1)%
Gross profit percentage	27.1%	26.8%
COSTS AND EXPENSES:
General and administrative expenses	25,171	30,881	(18)%
Selling and distribution expenses	17,589	16,299	8%
Amortization of purchased intangible assets	19,053	21,111	(10)%
Goodwill impairment	—	141,725	(100)%
Restructuring expenses and asset impairments	649	645	1%
Operating income (loss)	4,206	(143,636)	103%
Adjusted EBITDA	28,602	25,446	12%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(11,441)	(10,178)	12%
Adjusted EBITDA attributable to DMC Global Inc.	$17,161	$15,268	12%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sequential	Year-on-year
Net sales	$68,855	$68,946	$63,675	—%	8%
Gross profit	7,377	9,976	9,604	(26)%	(23)%
Gross profit percentage	10.7%	14.5%	15.1%
COSTS AND EXPENSES:
General and administrative expenses	2,560	2,416	2,634	6%	(3)%
Selling and distribution expenses	9,443	4,514	3,588	109%	163%
Restructuring expenses and asset impairments	—	57	60	(100)%	(100)%
Operating (loss) income	(4,626)	2,989	3,322	255%	239%
Adjusted EBITDA	$(2,740)	$4,867	$5,098	(156)%	(154)%

	Twelve months ended		Change
	Dec 31, 2025	Dec 31, 2024	Year-on-year
Net sales	$270,214	$287,686	(6)%
Gross profit	44,123	50,055	(12)%
Gross profit percentage	16.3%	17.4%
COSTS AND EXPENSES:
General and administrative expenses	10,751	10,835	(1)%
Selling and distribution expenses	22,207	21,128	5%
Amortization of purchased intangible assets	—	44	(100)%
Restructuring expenses and asset impairments	803	1,881	(57)%
Operating income	10,362	16,167	(36)%
Adjusted EBITDA	$18,485	$24,803	(25)%
NobelClad

	Three months ended			Change
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sequential	Year-on-year
Net sales	$17,689	$20,925	$28,427	(15)%	(38)%
Gross profit	4,843	5,208	8,676	(7)%	(44)%
Gross profit percentage	27.4%	24.9%	30.5%
COSTS AND EXPENSES:
General and administrative expenses	1,050	2,076	1,092	(49)%	(4)%
Selling and distribution expenses	2,514	1,870	2,534	34%	(1)%
Restructuring expenses and asset impairments	—	1,013	—	(100)%	—%
Operating income	1,279	249	5,050	414%	(75)%
Adjusted EBITDA	$2,102	$2,075	$5,848	1%	(64)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Twelve months ended		Change
	Dec 31, 2025	Dec 31, 2024	Year-on-year
Net sales	$93,418	$105,402	(11)%
Gross profit	24,741	33,811	(27)%
Gross profit percentage	26.5%	32.1%
COSTS AND EXPENSES:
General and administrative expenses	5,169	4,299	20%
Selling and distribution expenses	8,791	9,461	(7)%
Restructuring expenses and asset impairments	1,224	—	100%
Operating income	9,557	20,051	(52)%
Adjusted EBITDA	$13,992	$23,226	(40)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Sequential	From year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$31,898	$26,412	$14,289	21%	123%
Accounts receivable, net	93,697	105,629	103,361	(11)%	(9)%
Inventories	144,552	140,545	152,580	3%	(5)%
Prepaid expenses and other	16,224	14,051	18,792	15%	(14)%

Total current assets	286,371	286,637	289,022	—%	(1)%

Property, plant and equipment, net	127,358	128,110	129,276	(1)%	(1)%
Purchased intangible assets, net	155,051	159,814	174,104	(3)%	(11)%
Other long-term assets	67,051	69,582	78,935	(4)%	(15)%

Total assets	$635,831	$644,143	$671,337	(1)%	(5)%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$48,188	$46,924	$45,059	3%	7%
Contract liabilities	22,568	14,105	23,162	60%	(3)%
Accrued income taxes	4,289	5,357	7,574	(20)%	(43)%
Current portion of long-term debt	3,438	3,125	2,500	10%	38%
Other current liabilities	35,842	34,260	35,807	5%	—%

Total current liabilities	114,325	103,771	114,102	10%	—%

Long-term debt	47,206	53,409	68,318	(12)%	(31)%
Deferred tax liabilities	475	1,268	711	(63)%	(33)%
Other long-term liabilities	44,695	45,641	50,155	(2)%	(11)%
Redeemable noncontrolling interest	187,080	187,080	187,080	—%	—%
Stockholders’ equity	242,050	252,974	250,971	(4)%	(4)%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$635,831	$644,143	$671,337	(1)%	(5)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Twelve months ended
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(11,859)	$(2,070)	$(1,156)	$(11,745)	$(151,960)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation	3,804	3,733	3,597	14,904	13,891
Amortization of purchased intangible assets	4,763	4,764	5,278	19,053	21,155
Amortization of deferred debt issuance costs	261	262	217	971	841
Stock-based compensation	1,166	1,360	1,799	5,542	6,902
Bad debt expense	5,058	329	(49)	6,083	4,930
Deferred income taxes	238	(421)	(515)	231	4,219
Asset impairments	785	—	138	1,081	1,182
Goodwill impairment	—	—	—	—	141,725
Other	(365)	(83)	(1,242)	540	(1,318)
Change in working capital, net	11,343	10,732	3,744	16,874	5,029
Net cash provided by operating activities	15,194	18,606	11,811	53,534	46,596
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of marketable securities	—	—	—	—	3,000
Proceeds from sales of marketable securities	—	—	—	—	9,619
Acquisition of property, plant and equipment	(5,560)	(4,243)	(5,684)	(16,503)	(17,284)
Proceeds from property, plant and equipment reimbursements	2,043	1,894	587	5,725	993
Proceeds on sale of property, plant and equipment	—	20	3	47	103
Proceeds from settlement of note receivable	—	—	—	4,167	—
Net cash used in investing activities	(3,517)	(2,329)	(5,094)	(6,564)	(3,569)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on term loan	—	—	—	—	50,000
Repayments on term loan	(625)	(625)	(625)	(2,500)	(119,375)
Borrowings on revolving loans	46,965	52,300	12,500	146,124	90,150
Repayments on revolving loans	(52,340)	(53,918)	(15,375)	(164,145)	(65,775)
Payments of debt issuance costs	—	—	—	(650)	(2,735)
Distributions to redeemable noncontrolling interest holder	—	(145)	(124)	(6,400)	(8,445)
Payment of deemed dividend to noncontrolling interest holder	—	—	(2,500)	—	(2,500)
Net proceeds from issuance of common stock to employees and directors	—	—	—	—	132
Treasury stock purchases	(587)	(15)	(240)	(1,165)	(1,240)
Net cash used in financing activities	(6,587)	(2,403)	(6,364)	(28,736)	(59,788)
EFFECTS OF EXCHANGE RATES ON CASH	396	111	(575)	(625)	10

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,486	13,985	(222)	17,609	(16,751)
CASH AND CASH EQUIVALENTS, beginning of the period	26,412	12,427	14,511	14,289	31,040
CASH AND CASH EQUIVALENTS, end of the period	$31,898	$26,412	$14,289	$31,898	$14,289

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global
EBITDA and Adjusted EBITDA

	Three months ended
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024
Net loss	(11,859)	(2,070)	(1,156)
Interest expense, net	1,351	1,632	1,918
Income tax (benefit) provision	(800)	714	(1,313)
Depreciation	3,804	3,733	3,597
Amortization of purchased intangible assets	4,763	4,764	5,278
EBITDA	(2,741)	8,773	8,324
Stock-based compensation	1,408	1,360	1,706
Strategic review and related expenses	314	303	1,813
Restructuring expenses and asset impairments	902	1,202	178
Other expense (income), net	178	334	(145)
Adjusted EBITDA	$61	$11,972	$11,876
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(1,612)	(3,408)	(1,494)
Adjusted EBITDA attributable to DMC Global Inc.	$(1,551)	$8,564	$10,382

	Twelve months ended
	Dec 31, 2025	Dec 31, 2024
Net loss	$(11,745)	$(151,960)
Interest expense, net	6,493	8,664
Income tax provision	4,066	10,970
Depreciation	14,904	13,891
Amortization of purchased intangible assets	19,053	21,155
EBITDA	32,771	(97,280)
Stock-based compensation	5,748	6,530
Goodwill impairment	—	141,725
Strategic review and related expenses	2,690	7,765
Restructuring expenses and asset impairments	3,578	2,526
CEO transition expenses	520	—
Other expense, net	1,076	1,068
Adjusted EBITDA	$46,383	$62,334
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(11,441)	(10,178)
Adjusted EBITDA attributable to DMC Global Inc.	$34,942	$52,156

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net (Loss) Income* and Adjusted Diluted Earnings per Share
*Net (loss) income attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest and deemed dividend for purposes of calculating earnings per share

	Three months ended December 31, 2025
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(11,164)	$(0.56)
Strategic review and related expenses, net of tax	314	0.01
Restructuring expenses and asset impairments, net of tax	902	0.05
As adjusted	$(9,948)	$(0.50)
(1)     Calculated using diluted weighted average shares outstanding of 19,998,353.

	Three months ended September 30, 2025
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(3,081)	$(0.16)
Strategic review and related expenses, net of tax	303	0.02
Restructuring expenses and asset impairments, net of tax	1,149	0.06
As adjusted	$(1,629)	$(0.08)
(1)     Calculated using diluted weighted average shares outstanding of 19,930,699.

	Three months ended December 31, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$296	$0.02
Strategic review and related expenses, net of tax	1,360	0.07
Restructuring expenses and asset impairments, net of tax	98	—
As adjusted	$1,754	$0.09
(1)     Calculated using diluted weighted average shares outstanding of 19,730,643.

	Twelve months ended December 31, 2025
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(13,452)	$(0.68)
Strategic review and related expenses, net of tax	2,690	0.13
Restructuring expenses and asset impairments, net of tax	3,308	0.17
Executive transition costs, net of tax	520	0.03
As adjusted	$(6,934)	$(0.35)
(1)     Calculated using diluted weighted average shares outstanding of 19,912,020.

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Twelve months ended December 31, 2024
	Amount	Per Share (1)
Net loss (income) attributable to DMC Global Inc.*	$(94,452)	$(4.80)
Goodwill impairment, net of tax	85,035	4.32
Strategic review and related expenses, net of tax	5,824	0.30
Restructuring expenses and asset impairments, net of tax	1,674	0.08
Establishment of income tax valuation allowance	3,900	0.20
As adjusted	$1,981	$0.10
(1)     Calculated using diluted weighted average shares outstanding of 19,667,673.
Segment Adjusted EBITDA
Arcadia Products

	Three months ended
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024
Operating (loss) income, as reported	$(1,891)	$2,585	$(3,645)
Adjustments:
Depreciation	1,017	1,020	1,004
Amortization of purchased intangible assets	4,763	4,764	5,278
Stock-based compensation	142	18	982
Restructuring expenses and asset impairments	—	132	118
Adjusted EBITDA	$4,031	$8,519	$3,737
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(1,612)	(3,408)	(1,494)
Adjusted EBITDA attributable to DMC Global Inc.	$2,419	$5,111	$2,243

	Twelve months ended
	Dec 31, 2025	Dec 31, 2024
Operating income (loss), as reported	$4,206	$(143,636)
Adjustments:
Depreciation	4,059	3,681
Amortization of purchased intangible assets	19,053	21,111
Stock-based compensation	635	1,920
Goodwill impairment	—	141,725
Restructuring expenses and asset impairments	649	645
Adjusted EBITDA	$28,602	$25,446
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(11,441)	(10,178)
Adjusted EBITDA attributable to DMC Global Inc.	$17,161	$15,268

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024
Operating (loss) income, as reported	$(4,626)	$2,989	$3,322
Adjustments:
Depreciation	1,886	1,821	1,716
Restructuring expenses and asset impairments	—	57	60
Adjusted EBITDA	$(2,740)	$4,867	$5,098

	Twelve months ended
	Dec 31, 2025	Dec 31, 2024
Operating income, as reported	$10,362	$16,167
Adjustments:
Depreciation	7,320	6,711
Amortization of purchased intangible assets	—	44
Restructuring expenses and asset impairments	803	1,881
Adjusted EBITDA	$18,485	$24,803
NobelClad

	Three months ended
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024
Operating income, as reported	$1,279	$249	$5,050
Adjustments:
Depreciation	823	813	798
Restructuring expenses and asset impairments	—	1,013	—
Adjusted EBITDA	$2,102	$2,075	$5,848

	Twelve months ended
	Dec 31, 2025	Dec 31, 2024
Operating income, as reported	$9,557	$20,051
Depreciation	3,211	3,175
Restructuring expenses and asset impairments	1,224	—
Adjusted EBITDA	$13,992	$23,226

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Free Cash Flow

	Three months ended
	Dec 31, 2025	Sep 30, 2025	Dec 31, 2024
Net cash provided by operating activities	$15,194	$18,606	$11,811
Adjustments:
Acquisition of property, plant and equipment	(5,560)	(4,243)	(5,684)
Proceeds from property, plant and equipment reimbursements	2,043	1,894	587
Proceeds on sale of property, plant and equipment	—	20	3
Free cash flow	$11,677	$16,277	$6,717

	Twelve months ended
	Dec 31, 2025	Dec 31, 2024
Net cash provided by operating activities	$53,534	$46,596
Adjustments:
Acquisition of property, plant and equipment	(16,503)	(17,284)
Proceeds from property, plant and equipment reimbursements	5,725	993
Proceeds on sale of property, plant and equipment	47	103
Free cash flow	$42,803	$30,408